UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

PROPTECH INVESTMENT CORPORATION II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

APPRECIATE-MANAGED SFR SECURITIZATION RECEIVES AAA-RATING FROM MOODY’S AND DBRS MORNINGSTAR

Appreciate’s Institutional Client Pagaya Receives AAA-Rating on its Single Family Rental Securitization

September 1, 2022 – MINNETONKA, Minn. – RW National Holdings, LLC (d/b/a Appreciate) (“Appreciate”), the parent holding company of leading end-to-end Single Family Rental (“SFR”) marketplace and management platform RW OpCo, LLC (“Renters Warehouse”), celebrates its continued partnership with global technology company, Pagaya Investments US LLC (“Pagaya”), which today announced it has received a AAA-rating from Moody’s Investor Service, Inc. (“Moody’s”) and DBRS Morningstar on its SFR securitization.

The securities rated by Moody’s and DBRS Morningstar are backed by one loan which is secured by mortgages on a pool of approximately 846 SFR properties. As one of Pagaya’s key acquisition and management partners, Appreciate manages properties for Pagaya through its operating company subsidiary.

“Our mission at Appreciate is to offer an end-to-end solution that provides investors with confidence,” said Kevin Ortner, President of Appreciate. “The AAA-rating of Pagaya’s SFR securitization is yet another milestone for the industry and another confirmation of the value Appreciate provides to its institutional and retail clients.”

In May 2022, Appreciate announced a definitive business combination agreement with PropTech Investment Corporation II (NASDAQ: PTIC) (“PTIC II”). Upon closing of the transaction, subject to the terms of the business combination agreement, PTIC II will be renamed “Appreciate Holdings, Inc.,” will continue the Appreciate and Renters Warehouse business and will apply for listing on the Nasdaq Capital Market under the new ticker symbol “SFR,” to be effective upon consummation of the transaction.

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About Appreciate

Appreciate, the parent holding company of Renters Warehouse, is a leading end-to-end SFR marketplace and management platform. The company offers a full-service platform for investing in and owning SFR properties, including a proprietary online marketplace and full-service brokerage teams in over 40 markets. For more information, visit appreciate.rent.

About Pagaya Technologies

Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and a sophisticated AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York, Tel Aviv and Boston. For more information, visit pagaya.com.

Forward-Looking Statements Disclaimer

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Appreciate’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the proposed business combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; and the possibility that Appreciate, PTIC II, or the combined company may be adversely affected by other economic, business, and/or competitive factors in the real estate industry. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Appreciate and its management, and/or PTIC II and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against Appreciate, PTIC II, the combined company, or others following the announcement of the business combination and the business combination agreement; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of PTIC II, to obtain financing to complete the business combination, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (6) the ability to meet stock exchange listing standards at or following the consummation of the business combination; (7) the risk that the business combination disrupts current plans and operations of Appreciate or PTIC II as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) Appreciate’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments; (13) debt defaults, and the need for or failure to obtain additional capital; and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, and June 30, 2022, in the preliminary proxy statement relating to the business combination, and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement relating to the business combination. There may be additional risks that neither PTIC II nor Appreciate presently know or that PTIC II and Appreciate currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Appreciate nor PTIC II undertakes any duty, and each of Appreciate and PTIC II expressly disclaims any obligation, to update or alter any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, on July 14, 2022, PTIC II has filed with the SEC a preliminary proxy statement (as amended from time to time) relating to the business combination. When available, PTIC II will mail a definitive proxy statement and other relevant documents to its stockholders as of a record date to be established for voting on the proposed business combination. The foregoing does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. PTIC II’s stockholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about PTIC II, Appreciate and the business combination. PTIC II stockholders are able to obtain copies of the preliminary proxy statement, and will also be able to obtain copies of subsequent amendments to the preliminary proxy statement, to the definitive proxy statement, and to other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Before making any voting or investment decision, investors and security holders of PTIC II are urged to carefully read the entire preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination with the SEC, because they will contain important information about the proposed transaction.

Participants in the Solicitation

PTIC II and its directors and executive officers may be deemed participants in the solicitation of proxies from PTIC II’s stockholders with respect to the stockholder proposals. A list of the names of those directors and executive officers and a description of their interests in PTIC II is contained in the preliminary proxy statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Appreciate and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PTIC II in connection with the stockholder proposals. A list of the names of such directors and executive officers and information regarding their interests in the stockholder proposals is included in the preliminary proxy statement and is available free of charge as noted above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. The foregoing shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor Relations Contact:
Gateway Investor Relations
Cody Slach, Ralf Esper
(949) 574-3860
PTIC@gatewayir.com

Media Relations Contact:

Gateway PR
Zach Kadletz, Anna Rutter
(949) 574-3860

PTIC@gatewayir.com